UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013 (January 7, 2013)

SUMMIT HOTEL PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(605) 361-9566
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported, on October 5, 2012, Summit Hotel Properties, Inc. (the “Company”), through its operating partnership, Summit Hotel OP, LP (the “Operating Partnership”), purchased from affiliates of Hyatt Hotels Corporation (“Hyatt”) a portfolio of eight hotels containing an aggregate of 1,043 guestrooms (the “Initial Hyatt Hotels”) for $87.4 million, and on January 22, 2013, the Company, through the Operating Partnership, purchased from affiliates of Hyatt three additional hotels containing an aggregate of 426 guestrooms (the “Additional Hyatt Hotels,” and, together with the Initial Hyatt Hotels, the “Hyatt 11 Portfolio”) for $36.1 million.

The Company reported the acquisitions of the Initial Hyatt Hotels and the Additional Hyatt Hotels in Current Reports on Form 8-K filed on October 9, 2012 and January 28, 2013, respectively.

The Company is filing this Amendment No. 1 to its Current Report on Form 8-K filed on January 7, 2013 to provide certain additional unaudited pro forma financial information for the year ended December 31, 2012 for the Company and the Operating Partnership regarding the Hyatt 11 Portfolio.

Item 9.01.  Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

Provided below are the unaudited pro forma consolidated financial statements of the Company and of the Operating Partnership for the year ended December 31, 2012, and the notes thereto, which are presented as if the acquisition of the Hyatt 11 Portfolio had been consummated as of January 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC. (Registrant)

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: February 27, 2013		Vice President, General Counsel and Secretary

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF
SUMMIT HOTEL PROPERTIES, INC. AND SUMMIT HOTEL OP, LP

Summit Hotel Properties, Inc. (the “Company”) is a self-advised hotel investment company that was organized on June 30, 2010 as a Maryland corporation. The Company holds both general and limited partnership interests in Summit Hotel OP, LP (the “Operating Partnership”), a Delaware limited partnership also organized on June 30, 2010.

On January 14, 2013, the Company closed on its second follow-on common stock offering and issued 17,250,000 shares of common stock for net proceeds of $148.1 million. The Company contributed the net proceeds to the Operating Partnership in exchange for common units. The Operating Partnership used the proceeds to fund the acquisition of the three Hyatt hotels discussed below that were under contract to purchase and pay down the principal balance of its senior secured revolving credit facility.

On January 22, 2013, the Company purchased from affiliates of Hyatt Hotels Corporation (“Hyatt”), a portfolio of three hotels (the “Hyatt 3 Portfolio”) containing an aggregate of 426 guestrooms for $36.1 million. The Company had previously acquired from Hyatt eight hotels on October 5, 2012. Collectively the eleven hotels acquired from Hyatt are referred to as the Hyatt 11 Portfolio.

The unaudited pro forma consolidated balance sheets as of December 31, 2012 are presented as if the second follow-on common stock offering and the acquisition of the Hyatt 3 Portfolio had occurred on December 31, 2012. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2012 are presented as if the second follow-on common stock offering and the acquisition of the Hyatt 11 Portfolio had been completed at the beginning of 2012.

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations would have been assuming the second follow-on common stock offering and the acquisition of the Hyatt 11 Portfolio had been completed at the beginning of 2012, nor is it indicative of the results of operations for future periods. The unaudited pro forma financial information reflects the preliminary application of purchase accounting to the acquisition of the Hyatt 3 Portfolio. The preliminary purchase accounting may be adjusted if any of the assumptions underlying the purchase accounting change. In management’s opinion, all adjustments necessary to reflect the effects of the second follow-on common stock offering and the acquisition of the Hyatt 3 Portfolio have been made. This unaudited pro forma financial information should be read in conjunction with the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Summit Hotel Properties, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
December 31, 2012
(in thousands)

	Historic Summit Hotel Properties, Inc.	Issuance of 17,250,000 Shares of Common Stock (1)	Acquisition of Hyatt 3 Portfolio (2)	Pro Forma Summit Hotel Properties, Inc.
ASSETS

Investment in hotel properties, net	$734,362	$-	$36,125	$770,487
Investment in hotel properties under development	10,303	-	-	10,303
Land held for development	15,802	-	-	15,802
Assets held for sale	4,836	-	-	4,836
Cash and cash equivalents	13,980	90,100	(36,235)	67,845
Restricted cash	3,624	-	-	3,624
Trade receivables	5,478	-	551	6,029
Prepaid expenses and other	5,311	-	103	5,414
Deferred charges, net	8,895	-	-	8,895
Deferred tax asset	3,997	-	-	3,997
Other assets	4,201	-	-	4,201
TOTAL ASSETS	$810,789	$90,100	$544	$901,433

LIABILITIES AND EQUITY

LIABILITIES
Debt	$312,613	$(58,000)	$-	$254,613
Accounts payable	5,013	-	42	5,055
Accrued expenses	18,985	-	891	19,876
Derivative financial instruments	641	-	-	641
TOTAL LIABILITIES	337,252	(58,000)	933	280,185

COMMITMENTS AND CONTINGENCIES

EQUITY
Preferred stock, $.01 par value per share, 100,000,000 shares authorized:
9.25% Series A - 2,000,000 shares issued and outstanding at December 31,
2012 and 2011 (liquidation preference of $50,393 at December 31,
2012 and 2011)	20	-	-	20
7.875% Series B - 3,000,000 shares issued and outstanding at December 31,
2012 (liquidation preference of $75,324 at December 31, 2012)	30	-	-	30
Common stock, $.01 par value per share, 450,000,000 shares authorized,
46,159,652 and 27,278,000 shares issued and outstanding at December 31,
2012 and 2011, respectively	462	173	-	635
Additional paid-in capital	468,820	147,927	-	616,747
Accumulated other comprehensive income (loss)	(528)	-	-	(528)
Accumulated deficit and distributions	(31,985)	-	(389)	(32,374)
Total stockholders' equity	436,819	148,100	(389)	584,530
Noncontrolling interests	36,718	-	-	36,718
TOTAL EQUITY	473,537	148,100	(389)	621,248

TOTAL LIABILITIES AND EQUITY	$810,789	$90,100	$544	$901,433

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2012
(in thousands, except per share)

	Historical Summit Hotel Properties, Inc.	Historic Hyatt 11 Portfolio	Pro Forma Adjustments		Pro Forma Summit Hotel Properties, Inc.

REVENUES
Room revenue	$181,598	$33,300	$-		$214,898
Other hotel operations revenue	7,944	112	-		8,056
Total Revenues	189,542	33,412	-		222,954

EXPENSES
Hotel operating expenses
Rooms	54,083	10,191	-		64,274
Other direct	25,125	3,883	-		29,008
Other indirect	51,062	10,157	(700)	(3)	60,519
Other	911	55	-		966
Total hotel operating expenses	131,181	24,286	(700)		154,767
Depreciation and amortization	34,263	8,696	(2,624)	(4)	40,335
Corporate general and administrative:
Salaries and other compensation	6,039	-	-		6,039
Other	3,534	-	-		3,534
Debt transaction costs	661	-	-		661
Hotel property acquisition costs	3,050	-	(304)	(5)	2,746
Loss on impairment of assets	660	-	-		660
Total Expenses	179,388	32,982	(3,628)		208,742

INCOME (LOSS) FROM OPERATIONS	10,154	430	3,628		14,212

OTHER INCOME (EXPENSE)
Interest income	35	-	-		35
Other income	731	-	-		731
Interest expense	(15,585)	-	2,062	(6)	(13,523)
Gain (loss) on disposal of assets	(198)	(128)	-		(326)
Gain (loss) on derivative financial instruments	(2)	-	-		(2)
Total Other Income (Expense)	(15,019)	(128)	2,062		(13,085)

INCOME (LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(4,865)	302	5,690		1,127

INCOME TAX (EXPENSE) BENEFIT	1,238	-	-		1,238

INCOME (LOSS) FOR CONTINUING OPERATIONS	(3,627)	302	5,690		2,365

NET INCOME (LOSS) FROM CONTINUING OPERATIONS
ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(1,429)	-	1,034	(7)	(395)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS
ATTRIBUTABLE TO SUMMIT HOTEL PROPERITES INC.	(2,198)	302	4,656		2,760

PREFERRED DIVIDENDS	(4,625)	-	-		(4,625)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS
ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(6,823)	$302	$4,656		$(1,865)

WEIGHTED AVERGE COMMON SHARES OUTSTANDING
Basic	33,717		17,250	(8)	50,967

Diluted	33,849		17,250	(8)	51,099

EARNINGS PER SHARE
Basic and diluted net income (loss) per share from continuing
operations	$(0.20)				$(0.04)

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel OP, LP
Unaudited Pro Forma Consolidated Balance Sheet
December 31, 2012
(in thousands)

	Historic Summit Hotel OP, LP	Issuance of 17,250,000 Common Units (1)	Acquisition of Hyatt 3 Portfolio (2)	Pro Forma Summit Hotel OP, LP
ASSETS

Investment in hotel properties, net	$734,362	$-	$36,125	$770,487
Investment in hotel properties under development	10,303	-	-	10,303
Land held for development	15,802	-	-	15,802
Assets held for sale	4,836	-	-	4,836
Cash and cash equivalents	13,980	90,100	(36,235)	67,845
Restricted cash	3,624	-	-	3,624
Trade receivables	5,478	-	551	6,029
Prepaid expenses and other	5,311	-	103	5,414
Deferred charges, net	8,895	-	-	8,895
Deferred tax asset	3,997	-	-	3,997
Other assets	4,201	-	-	4,201
TOTAL ASSETS	$810,789	$90,100	$544	$901,433

LIABILITIES AND EQUITY

LIABILITIES
Debt	$312,613	$(58,000)	$-	$254,613
Accounts payable	5,013	-	42	5,055
Accrued expenses	18,985	-	891	19,876
Derivative financial instruments	641	-	-	641
TOTAL LIABILITIES	337,252	(58,000)	933	280,185

COMMITMENTS AND CONTINGENCIES

EQUITY
Summit Hotel Properties, Inc., 46,159,652 and 27,278,000 common units outstanding at December 31, 2012 and 2011, respectively, and 5,000,000 and 2,000,000 preferred units outstanding at December 31, 2012 and
2011, respectively (preferred units liquidation preference of $125,717 and
$50,393 at December 31, 2012 and 2011, respectively)	436,819	148,100	(322)	584,597
Unaffiliated limited partners, 5,226,375 and 10,100,000 common units
outstanding at December 31, 2012 and 2011, respectively	36,718	-	(67)	36,651
TOTAL EQUITY	473,537	148,100	(389)	621,248

TOTAL LIABILITIES AND EQUITY	$810,789	$90,100	$544	$901,433

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel OP, LP
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2012
(in thousands, except per unit)

	Historical Summit Hotel OP, LP	Historic Hyatt 11 Portfolio	Pro Forma Adjustments		Pro Forma Summit Hotel OP, LP

REVENUE
Room revenue	$181,598	$33,300	$-		$214,898
Other hotel operations revenue	7,944	112	-		8,056
Total Revenue	189,542	33,412	-		222,954

EXPENSES
Hotel operating expenses
Rooms	54,083	10,191	-		64,274
Other direct	25,125	3,883	-		29,008
Other indirect	51,062	10,157	(700)	(3)	60,519
Other	911	55	-		966
Total hotel operating expenses	131,181	24,286	(700)		154,767
Depreciation and amortization	34,263	8,696	(2,624)	(4)	40,335
Corporate general and administrative:
Salaries and other compensation	6,039	-	-		6,039
Other	3,534	-	-		3,534
Debt transaction costs	661	-	-		661
Hotel property acquisition costs	3,050	-	(304)	(5)	2,746
Loss on impairment of assets	660	-	-		660
Total Expenses	179,388	32,982	(3,628)		208,742

INCOME (LOSS) FROM OPERATIONS	10,154	430	3,628		14,212

OTHER INCOME (EXPENSE)
Interest income	35	-	-		35
Other income	731	-	-		731
Interest expense	(15,585)	-	2,062	(6)	(13,523)
Gain (loss) on disposal of assets	(198)	(128)	-		(326)
Gain (loss) on derivative financial instruments	(2)	-	-		(2)
Total Other Income (Expense)	(15,019)	(128)	2,062		(13,085)

INCOME (LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(4,865)	302	5,690		1,127

INCOME TAX (EXPENSE) BENEFIT	1,238	-	-		1,238

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,627)	302	5,690		2,365

PREFERRED DIVIDENDS	(4,625)	-	-		(4,625)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS
ATTRIBUTABLE TO COMMON UNIT HOLDERS	$(8,252)	$302	$5,690		$(2,260)

WEIGHTED AVERGE COMMON UNITS OUTSTANDING
Basic	40,780		17,250	(8)	58,030

Diluted	40,912		17,250	(8)	58,162

EARNINGS PER UNIT
Basic and diluted net income (loss) per unit from continuing
operations	$(0.20)				$(0.04)

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc. and Summit Hotel OP, LP
Notes to Unaudited Pro Forma Financial Information
(dollars in thousands)

(1)
Reflects the issuance of 17,250,000 shares of common stock by the Company and 17,250,000 common units by the Operating Partnership as if they occurred on December 31, 2012. Net proceeds, after deducting the underwriting discount and estimated offering costs were $148.1 million, $58.0 million of which was used to pay off borrowings under the senior secured revolving credit facility.

(2)
Reflects the acquisition of the Hyatt 3 Portfolio for a purchase price of $36.1 million as if it occurred on December 31, 2012. The acquisition was funded with the proceeds from the Company’s second follow-on common stock offering. The following is a summary of the Hyatt 3 Portfolio.

Brand	Location	Number of Guestrooms

Hyatt Place	Chicago (Hoffman Estates), IL	126
Hyatt Place	Orlando (Convention), FL	149
Hyatt Place	Orlando (Universal), FL	151
		426

The following is a summary of assets and liabilities acquired, including an estimate of the Company’s initial allocation of the aggregate purchase price for the Hyatt 3 Portfolio, and the net cash disbursed in connection with the acquisition. The purchase price allocation is based on preliminary information and is, therefore, subject to change.

Assets and Liabilities Acquired		Net Cash Disbursed
Land	$5,058	Purchase price	$36,125
Hotel buildings and improvements	28,901	Acquisition costs	85
Furniture, fixtures and equipment	2,166	Net working capital	38
Total purchase price	36,125		$36,248
Cash acquired	317	Use of proceeds from common
Other assets	654	stock offering	$36,248
Total assets acquired	37,096	Borrowings under senior secured
Other liabilities	933	revolving credit facility	-
Net assets acquired	$36,163		$36,248

(3)	Reflects adjustment to management and franchise fees for the difference between historical fees of the Hyatt 11 Portfolio and the fees the Company has contracted to pay.

(4)
Reflects adjustment to depreciation resulting from the change in basis of assets acquired in the Hyatt 11 Portfolio. The new basis is depreciated using a straight-line method over 25 to 40 years for hotel buildings and improvements and 2 to 15 years for furniture, fixtures and equipment.

(5)	Reflects the removal of acquisition costs of $304 thousand related to the Hyatt 11 Portfolio.

(6)
Reflects the decrease in interest expense resulting from the change in borrowings under the Company’s senior secured revolving credit facility related to the second follow-on common stock offering and the Hyatt 3 Portfolio acquisition.

(7)	Reflects the allocation of earnings from the Hyatt 11 Portfolio and pro forma adjustments to noncontrolling interest.

(8)	Reflects the issuance of 17,250,000 shares of common stock by the Company and 17,250,000 common units by the Operating Partnership as if they had occurred on January 1, 2012.